Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Violin Memory, Inc.	Case No. 16-12782 (LSS)
Reporting Period: January 1, 2017 - January 31, 2017

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		None
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Cory Sindelar	2/20/2017
Signature of Authorized Individual*	Date

Cory Sindelar	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	January 31, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS					CURRENT MONTH		CUMULATIVE FILING TO DATE
	CONCEN (6057)	RECEIPTS (1164)	AP (8879)	PAYROLL (2592)	BENEFITS (6076)	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$4,018,817	$—	$—	$(29,081)	$—	$3,989,737	$3,849,185	$3,676,714	$3,676,835

RECEIPTS
Accounts receivable	—	445,687	—	—	—	445,687	181,762	1,458,073	1,016,270
Other	(0)	169,137	1,715	—	—	170,852	51,385	450,045	51,385
Intra-bank Transfers, net	(605,089)	(479,553)	246,981	837,548	113	0	—	—	—
Sale of assets	—	—	—	—	—	—	—	—	—
Transfers from DIP Accts	—	—	—	—	—	—	—	—	—

TOTAL RECEIPTS	(605,089)	135,271	248,696	837,548	113	616,539	233,147	1,908,118	1,067,655

DISBURSEMENTS
Payroll	—	—	—	808,467	—	808,467	645,877	1,709,751	1,224,782
Benefits	—	10,199	17,704	—	113	28,016	143,448	57,919	162,775
Expense reimb.	—	3,977	21,151	—	—	25,128	30,000	36,126	30,000
Vendor payments	4,839	105,402	209,516	—	—	319,757	302,526	351,527	366,453
Sales Tax	—	15,693	—	—	—	15,693	—	20,294	—
Rent	—	—	—	—	—	—	—	—	—

Transfers to DIP Accts	—	—	—	—	—	—	—	—	—

Professional Fees	—	—	—	—	—	—	—	—	—
U.S. Trustee Quarterly Fees	—		325	—	—	325	—	325	4,875
Court Costs	—	—	—	—	—	—	—	—	—

TOTAL DISBURSEMENTS	4,839	135,271	248,696	808,467	113	1,197,385	1,121,851	2,175,943	1,788,885

NET CASH FLOW	$(609,927)	$—	$—	$29,081	$—	$(580,847)	$(888,704)	$(267,825)	$(721,230)

CASH END OF MONTH	$3,408,890	$—	$—	$—	$—	$3,408,890	$2,960,481	$3,408,890	$2,955,606

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	1,197,385
Less: Transfers to DIP accounts	—
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)	—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$1,197,385

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	January 31, 2017

BANK RECONCILIATIONS

Operating (Acct: 6057)
BALANCE PER BOOKS	$3,408,890

BANK BALANCE	$3,412,423
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—
(-) OUTSTANDING CHECKS (ATTACH LIST)	(3,533)
OTHER (ATTACH EXPLANATION)	—
ADJUSTED BANK BALANCE *	$3,408,890

*	Adjusted bank balance must equal balance per books

	Operating (Acct: 6057)
DEPOSITS IN TRANSIT	Date	Amount

	Operating (Acct: 6057)
CHECKS OUTSTANDING	CK#	Amount
	50020	$(325)
	50017	(3,208)

NOTE: The remaining bank and book balances are zero.

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	January 31, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Check #	Date	Fees	Expenses	Fees	Expenses
US Trustee	Q4 2016	325	Violin Memory Inc	50020	1/24/17	325	—	325	—
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc

Grand Total		$325				$325	$—	$325	$—

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	January 31, 2017

STATEMENT OF OPERATIONS

	Jan 2016	Cumulative Filing to date
REVENUE
Product revenue	$(124,540)	$(110,191)
Service revenue	1,860,564	2,815,168

Total Revenue	1,736,024	2,704,978

COST OF REVENUE
Cost of product revenue	136,447	192,696
Cost of service revenue	324,866	554,234

Total cost of revenue	461,314	746,930

Gross profit	1,274,711	1,958,048

OPERATING EXPENSES
Personnel costs	448,625	1,125,948
Outside services	36,640	90,114
Marcom	97,729	210,426
Equipment/Software	586,273	626,114
Travel & Entertainment	13,331	23,703
Depreciation & Amortization	304,123	510,436
Other Expenses	47,196	90,789
Facility Expenses	142,778	244,577
Intercompany Expenses	213,992	813,773

Total operating expenses	1,890,689	3,735,881

Loss from operations	(615,978)	(1,777,833)

OTHER INCOME AND EXPENSES
Other income, net	(48,779)	(47,815)
Interest and other financing expense	1,208,570	1,505,524

Net loss before reorganization items	(1,873,327)	(3,331,172)

REORGANIZATION ITEMS
Professional fees	1,356,444	1,860,444
U.S. Trustee quarterly fees	4,333	9,208
Personnel Costs	(0)	(0)
Gain (loss) from sale of equipment	—	—

Total reorganization expenses	1,360,777	1,869,652

Loss before income taxes	(3,234,103)	(5,200,824)
Income taxes	(400)	(400)

Net loss	$(3,234,503)	$(5,201,224)

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	January 31, 2017

BALANCE SHEETS

	Book Value at End of Current Reporting Month	Book Value on Petition Date
	Jan 31, 2017	Dec 14,2016
Assets
Current assets:
Cash	$3,408,890	$3,676,714
Accounts receivable, net	384,289	1,901,568
Inventory	9,147,855	9,982,190
Other current assets	1,290,650	2,015,187

Total current assets	14,231,684	17,575,659

Property and equipment, net	5,834,153	6,216,346
Other assets	5,766,817	4,986,074

	$25,832,654	$28,778,079

Liabilities and Stockholders’ Deficit
Liabilities Not Subject to Compromise (Post-petition)
Accounts payable	$1,167,930	$—
Taxes payable	60,559	—
Accrued liabilities	1,693,573	—

Total post-petition liabilities	2,922,063	—
Liabilities Subject to Compromise (Pre-petition)
Secured debt	250,826	250,826
Priority debt	1,033,220	1,795,827
Unsecured debt	142,093,529	140,094,575

Total pre-petition liabilities	143,377,575	142,141,229

Total liabilities	146,299,637	142,141,229

Stockholders’ deficit:
Common stock	2,440	2,440
Additional paid-in capital	514,162,674	514,266,501
Accumulated deficit - pre-petition	(629,441,896)	(627,632,090)
Accumulated deficit - post-petition	(5,201,224)	—

Total stockholders’ deficit	(120,478,007)	(113,363,150)

	$25,821,631	$28,778,079

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	January 31, 2017

SUMMARY OF POST-PETITION TAXES AND UNPAID DEBTS

Federal	Beginning Tax Liability	Accrued or Withheld	Amount Paid	Date Paid	EFT	Ending Tax Liability
Withholding	$—	$55,113	$55,113	1/12/2017		$—
FICA-Employee	—	27,753	27,753	1/12/2017
FICA-Employer	—	27,753	27,753	1/12/2017
Unemployment	—	1,976	1,976	1/12/2017
Withholding	—	58,484	58,484	1/30/2017
FICA-Employee	—	28,356	28,356	1/30/2017
FICA-Employer	—	28,356	28,356	1/30/2017
Unemployment	—	382	382	1/30/2017
Income	—					—

Total Federal Taxes	$—	$228,173	$228,173		$—	$—

State and Local
Withholding	—	21,197	21,197	1/12/2017
Unemployment - Employee	—	3,023	3,023	1/12/2017
Unemployment - Employer	—	19,667	19,667	1/12/2017
Withholding	—	22,174	22,174	1/30/2017
Unemployment - Employee	—	2,898	2,898	1/30/2017
Unemployment - Employer	—	4,793	4,793	1/30/2017
Sales tax -Kentucky	1,254	—	—			1,254
Sales tax -New Jersey	5,662	—	5,662	1/23/2017		—
Sales tax -Texas	10,081	(50)	10,031	1/23/2017		—
Sales tax -Texas	—	462	—			462
Use tax - California	—	58,844	—			58,844
Income	—	—	—			—
Personnal property	—	—	—			—

Total State and Local	$16,997	$133,008	$89,445		$—	$60,559

Summary of Unpaid Postpetition Debts
	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$72,073	$36,165	$827	$—	$—	$109,065
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases - Building	—	299,427	289,173	167,907	—	756,507
Rent/Leases - Equipment	—	—	—	—	—	—
Secured Debt/Adequate protection payments	—	—	—	—	—	—
Professional Fees	—	152,358	150,000	—	—	302,358
Amounts due to Insiders	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Postpetition debts	$72,073	$487,950	$440,000	$167,907	$—	$1,167,930